Exhibit (a)(7)

Please read carefully the instructions and rules set forth below before completing this Letter of Transmittal.

LETTER OF TRANSMITTAL

FOR COMMON SHARES OF

GERDAU AMERISTEEL CORPORATION

This Letter of Transmittal is for use by registered holders (“Shareholders”) of common shares (the “Common Shares”) of Gerdau Ameristeel Corporation (the “Corporation”) in connection with the proposed arrangement (the “Arrangement”) involving the Corporation, Gerdau Steel North America Inc. (the “Acquiror”), the Shareholders and Gerdau S.A., that is being submitted for approval at the special meeting of Shareholders to be held on August 10, 2010 (the “Meeting”). Shareholders are referred to the Notice of Special Meeting of Shareholders of the Corporation and Management Proxy Circular (the “Circular”) dated July 7, 2010 that accompanies this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal that are defined in the Circular have the meanings set out in the Circular.

TO:	CIBC MELLON TRUST COMPANY (the “Depositary”) (see below for address and telephone number)
AND TO:	GERDAU S.A.
AND TO:	GERDAU STEEL NORTH AMERICA INC.
AND TO:	GERDAU AMERISTEEL CORPORATION

The Arrangement is anticipated to close in August 2010. At the Effective Time, Shareholders (other than Dissenting Shareholders, the Acquiror and Gerdau S.A.) will be entitled to receive, in exchange for each Common Share, US$11.00 in cash.

In order for Shareholders to receive payment for their Common Shares, Shareholders are required to deposit the certificates representing the Common Shares held by them with the Depositary. This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany all certificates for Common Shares deposited for payment pursuant to the Arrangement.

Please read the Circular and the instructions set out below before carefully completing this Letter of Transmittal. Delivery of this Letter of Transmittal to an address other than as set forth herein will not constitute a valid delivery. If shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner. See Instruction 2.

DEPOSIT

Upon the Arrangement becoming effective, the undersigned hereby deposits with the Depositary for transfer the enclosed certificate(s) representing Common Shares, details of which are as follows: (Please print or type).

Number of Common Shares
Certificate Number(s)	Name(s) in which Registered	Represented by Certificate

TOTAL:

(If space is insufficient, please attach a list to this Letter of Transmittal in the above form.)

It is understood that, upon receipt of this Letter of Transmittal and of the certificate(s) representing the Common Shares deposited herewith (the “Deposited Shares”) and following the Effective Time of the Arrangement, the Depositary will deliver to the undersigned a cheque issued by the Depositary representing the amount of cash the undersigned is entitled to receive, or hold such cheque for pick-up in accordance with the instructions set out below and the certificate(s) representing the Deposited Shares shall forthwith be cancelled.

The undersigned holder of Common Shares represents and warrants in favor of the Corporation and the Acquiror that: (i) the undersigned is, and will immediately prior to the Effective Time be, the registered holder of the Deposited Shares; (ii) such Deposited Shares are, and will immediately prior to the Effective Time be, owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the Deposited Shares and that when the Acquisition Price payable in the Arrangement is paid, none of the Acquiror, the Corporation or any successor thereto will be subject to any adverse claim in respect of such Deposited Shares; (iv) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares to any other person; (v) the surrender of the Deposited Shares complies with applicable laws; and (vi) unless the undersigned shall have revoked this Letter of Transmittal by notice in writing given to the Depositary by no later than 5:00 p.m. (Toronto time) on August 6, 2010 or, if the Meeting is adjourned or postponed, on the two Business Days preceding the date of the reconvened Meeting, the undersigned will not transfer or permit to be transferred any of such Deposited Shares except pursuant to the Arrangement. These representations and warranties shall survive the completion of the Arrangement.

Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting, the undersigned revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares, and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise will be granted with respect to the Deposited Shares.

The undersigned hereby acknowledges that the delivery of the Deposited Shares shall be effected and the risk of loss and title to such Deposited Shares shall pass only upon proper receipt thereof by the Depositary. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares.

The undersigned surrenders to the Acquiror, effective at the Effective Time, all right, title and interest in and to the Deposited Shares and irrevocably appoints and constitutes the Depositary lawful attorney of the undersigned, with full power of substitution to deliver the certificates representing the Deposited Shares pursuant to the Arrangement and to effect the transfer of the Deposited Shares on the books of the Corporation.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The authority herein conferred, coupled with an interest, is not intended to be a continuing power of attorney within the meaning of and governed by the Substitute Decisions Act (Ontario), or any similar power of attorney under equivalent legislation in any of the provinces or territories of Canada (a “CPOA”). The execution of this Letter of Transmittal shall not terminate any such CPOA granted by the undersigned previously and shall not be terminated by the execution by the undersigned in the future of the CPOA, and the undersigned hereby agrees not to take any action in the future which results in the termination of the authority herein conferred.

The undersigned instructs the Depositary to mail the cheque representing payment for the Deposited Shares promptly after the Effective Time to the undersigned or to hold such cheque for pick-up, in accordance with the instructions given below.

If the Arrangement is not completed or proceeded with, the enclosed certificate(s) and all other ancillary documents will be returned forthwith to the undersigned at the address set out below in Box D, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register of the Corporation and all covenants and representations hereunder given by the Shareholder shall be deemed terminated.

It is understood that the undersigned will not receive payment in respect of the Deposited Shares until the Arrangement is consummated and until the certificate(s) representing the Deposited Shares, if applicable, owned by the undersigned are received by the Depositary at one of the addresses set forth below, together with such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further understood that no interest will accrue on the Acquisition Price payable in the Arrangement for the Deposited Shares. The undersigned further represents and warrants that the payment of the Acquisition Price in respect of the Deposited Shares will completely discharge any obligations of the Corporation, the Acquiror and the Depositary with respect to the matters contemplated by this Letter of Transmittal.

PLEASE COMPLETE EITHER BOX A OR BOX B AND THE REMAINING BOXES.

BOX A

PAYMENT AND
DELIVERY INSTRUCTIONS
(See Instruction 5)

☐	ISSUE A CHEQUE in the name of the undersigned and SEND THE CHEQUE to the address of the undersigned as it appears on the Gerdau Ameristeel Corporation register of Shareholders or to the following address:

(Please Print or Type)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal Code (or Zip Code))

(Telephone — Business Hours)

(E-mail Address)

(Taxpayer Identification, Social Insurance or
Social Security Number, if Any; U.S.
Residents/Citizens Must Provide Their
Taxpayer Identification Number)

BOX B

PICK-UP INSTRUCTIONS
(See Instruction 5)

☐	HOLD CHEQUE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY

BOX C

TO BE COMPLETED BY ALL
SHAREHOLDERS BY SELECTING
ONE BOX BELOW

Indicate whether you are a resident of Canada for tax purposes.

☐	The owner signing below represents that it is a resident of Canada for tax purposes;

OR

☐	The owner signing below represents that it is not a resident of Canada for tax purposes.

BOX D

DELIVERY INSTRUCTIONS
(in the event that the Arrangement is not completed)

TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW.

☐	Mail certificates(s) to (please fill in address for mailing):

OR

☐	Hold certificate(s) for pick-up at the office of the Depositary.

BOX E

TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW
Indicate whether you are a U.S. Shareholder (as defined below) or are acting on behalf of a U.S. Shareholder.

☐	The owner signing below represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder;

OR

☐	The owner signing below represents that it is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A “U.S. Shareholder” is any Shareholder that is either (A) providing an address in Box “A” that is located within the United States or any territory or possession thereof, or (B) a U.S. person for United States federal tax purposes (as further described in Instruction 9).

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid United States backup withholding you must complete the Substitute Form W-9 enclosed herewith or otherwise provide certification that you are exempt from backup withholding, as provided in the instructions. If you are a U.S. Shareholder but you are not a U.S. person for United States federal tax purposes or are not acting on behalf of such a U.S. person, then you must complete the appropriate Internal Revenue Service Form W-8 to avoid backup withholding. If you require an Internal Revenue Service Form W-8, please contact the Depositary. Such forms are also available on the Internal Revenue Service website at www.irs.gov. (See Instruction 9)

BOX F

TO BE COMPLETED BY ALL SHAREHOLDERS
(See Instruction 2)

Signature guaranteed by (if required under Instruction 3)	Date: , 2010

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (See Instruction 4)

Name of Guarantor (Please Print or Type)	Name of Shareholder (Please Print or Type)

Address of Guarantor (Please Print or Type)	Taxpayer Identification, Social Insurance or Social Security Number of Shareholder (Please Print or Type)

Name of Authorized Representative (Please Print or Type)

Email Address of Guarantor (Please Print or Type)	Daytime Telephone Number of Shareholder or Authorized Representative

Daytime Facsimile Number of Shareholder or Authorized Representative

Email Address of Shareholder or Authorized Representative

INSTRUCTIONS

1.	Use of the Letter of Transmittal

(a)	Shareholders should read the accompanying Circular prior to completing this Letter of Transmittal.

(b)	This Letter of Transmittal duly completed and signed (or an originally signed facsimile copy thereof), together with accompanying certificate(s) representing Common Shares, must be sent or delivered to the Depositary at one of the addresses noted in Instruction 11.

(c)	The method used to deliver this Letter of Transmittal and any accompanying certificate(s) representing Common Shares is at the option and risk of the Shareholder, and delivery will be deemed effective only when such documents are actually received. The Corporation recommends that the necessary documentation be hand delivered to the Depositary, as applicable, at its office specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose Common Shares are registered in the name of a stockbroker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Common Shares. Delivery to any office other than to the specified office does not constitute delivery for this purpose. The Corporation reserves the right if it so elects in its absolute discretion to instruct the Depository to waive any defect or irregularity in any Letter of Transmittal received by it.

2.	Signatures

This Letter of Transmittal must be completed and signed by the holder of Common Shares or by such holder’s duly authorized representative. (See Instruction 4)

(a)	If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

(b)	If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):

(i)	such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3.

3.	Guarantee of Signatures

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Common Shares, or if the payment is to be made in a name other than the registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of the Corporation, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution). An “Eligible Institution” means a Canadian Schedule 1 chartered bank, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority in the United States, or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. The Corporation or the Depositary, at their discretion, may require additional evidence of appointment or authority or additional documentation.

5.	Payment and Delivery Instructions

In all cases, either Box “A” or Box “B” should be completed and Box “D” should be completed. If these boxes are not completed, the cheque for the Common Shares or the certificate(s) in respect of the Common Shares (if the Arrangement is not completed) will be mailed to the depositing Shareholder as it appears on the securities register of the Corporation.

6.	Miscellaneous

(a)	If the space on this Letter of Transmittal is insufficient to list all certificate(s) for Common Shares, additional certificate numbers and number of Common Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Common Shares are registered in different forms (e.g. ‘John Doe’ and ‘J. Doe’) a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits of Common Shares will be accepted. All depositing holders of Shares by execution of this Letter of Transmittal (or facsimile hereof) waive any right to receive any notice of the acceptance of the Common Shares for payment.

(d)	All questions as to the validity, form, eligibility, timely receipt and acceptance of any Common Shares deposited pursuant to this Letter of Transmittal will be determined by the Corporation in its sole judgment. The Corporation reserves the absolute right to reject any and all deposits that it determines not to be in proper form or that may be unlawful for it to accept under the laws of any jurisdiction. None of the Corporation, the Depositary nor any other person shall be required to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give such notice.

(e)	Additional copies of this Letter of Transmittal may be obtained from the Depositary at its respective addresses set out below. The Letter of Transmittal is also available under the Corporation’s profile at www.sedar.com and via Edgar at www.sec.gov.

(f)	Any questions should be directed to the Depositary at its office noted in Instruction 11.

(g)	The Corporation and the Acquiror reserve the right, if either so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by it.

(h)	This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.	Lost Certificates

If a certificate representing Common Shares has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to the Transfer Agent for the Common Shares so that the Transfer Agent may provide replacement instructions. If a share certificate has been lost or destroyed, please ensure that you provide your telephone number to the Depositary so that the Depositary or the Transfer Agent for the Common Shares may contact you.

8.	Return of Certificates

If the Arrangement does not proceed for any reason, any certificate(s) for Common Shares received by the Depositary will be returned to you forthwith in accordance with your delivery instructions in Box “D”. If that box is not completed, the certificate(s) in respect of the Common Shares (if the Arrangement is not completed) will be mailed to the depositing Shareholder at the address of the Shareholder as it appears on the securities register of the Corporation.

9.	U.S. Shareholders and Backup Withholding

United States federal income tax law generally requires that a U.S. Shareholder who receives cash in exchange for Common Shares provide the Depositary with his, her, or its correct Taxpayer Identification Number (“TIN”), which, in the case of a Shareholder who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, as the case may be, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder.

In general, to prevent backup withholding, each U.S. Shareholder must provide his, her, or its correct TIN by completing the Substitute Form W-9 set out in this document, which requires such holder to certify under penalty of perjury: (1) that the TIN provided is correct (or that such holder is awaiting a TIN); (2) that (i) the holder is exempt from backup withholding; (ii) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; and (3) that the holder is a U.S. person (including a U.S. resident alien).

For U.S. federal tax purposes, a “U.S. person” is: (i) an individual who is a citizen or resident of the United States; (ii) a partnership, corporation, company or association created or organized in or under the laws of the United States, any state in the United States, or the District of Columbia; (iii) an estate if the income of such estate is subject to U.S. federal income tax regardless of the source of such income; or (iv) a trust if (a) such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes or (b) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust.

Exempt holders are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write “Exempt” in Part 2 of such form, and sign and date the form. See the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” (the “W-9 Guidelines”) that follow these instructions.

If a U.S. Shareholder does not have a TIN, such holder should: (1) consult the W-9 Guidelines for instructions on applying for a TIN; (2) write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9; and (3) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set out in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary.

If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal tax purposes, such holder will instead need to submit an appropriate and properly completed Internal Revenue Service Form W-8 Certificate of Foreign status, signed under penalty of perjury, to avoid backup withholding. An appropriate Internal Revenue Service Form W-8 (W-8BEN, W-8EXP or other applicable form) may be obtained from the Depositary. Such forms are also available on the Internal Revenue Service website at www.irs.gov.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE FORM W-8, MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE ARRANGEMENT AND MAY BE SUBJECT TO PENALTIES. ANY AMOUNT WITHHELD UNDER THE BACKUP WITHHOLDING RULES MAY BE CREDITED AGAINST YOUR U.S. FEDERAL INCOME TAX LIABILITY AND ANY EXCESS MAY BE REFUNDABLE IF THE PROPER INFORMATION IS PROVIDED TO THE INTERNAL REVENUE SERVICE ON A TIMELY BASIS.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; (B) THE ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE ARRANGEMENT OR THE MATTERS ADDRESSED HEREIN; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

EACH HOLDER OF COMMON SHARES IS URGED TO CONSULT SUCH HOLDER’S INDEPENDENT TAX ADVISOR TO DETERMINE WHETHER SUCH HOLDER IS REQUIRED TO FURNISH A SUBSTITUTE FORM W-9, IS EXEMPT FROM BACKUP WITHHOLDING AND INFORMATION REPORTING, OR IS REQUIRED TO FURNISH AN IRS FORM W-8.

10.	Privacy Notice

The Depositary is committed to protecting your personal information. In the course of providing services to you and other corporate clients, the Depository receives non-public personal information about you — from transactions the Depository performs for you, forms you send to the Depository, other communications the Depository has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. The Depository uses this information to administer your account, to better serve your and other clients’ needs and for other lawful purposes relating to the Depository’s services. The Depository’s Privacy Statement tells you more about the Depository’s information practices and how your privacy is protected. It is available at the Depository’s website, www.cibcmellon.com, or by writing to the Depository at its office noted in Instruction 11. The Depositary will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

11.	Offices of CIBC Mellon Trust Company:

Toll Free: 1-800-387-0115 (North America)
Phone: 1-416-643-5500 (overseas and collect calls)
Email: inquiries@cibcmellon.com

For Delivery by Mail:	For Delivery by Registered Mail, by Courier or by Hand:

P.O. Box 1036 Adelaide Street, Postal Station Toronto, Ontario M5C 2K4	199 Bay Street Commerce Court West, Securities Level Toronto, Ontario M5L 1G9

Attn: Corporate Restructures	Attn: Corporate Restructures

SUBSTITUTE FORM W-9 TO BE COMPLETED BY U.S. SHAREHOLDERS ONLY

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number and Certification
Part 1 — Please provide your name in the box at right.

Taxpayer Identification Number (“TIN”) — ENTER YOUR TIN IN THE BOX AT RIGHT. (For most individuals, this is your social security number. If you do not have a TIN, see “Obtaining a Taxpayer Identification Number” in the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” included in this form.) CERTIFY BY SIGNING AND DATING BELOW.

NOTE: If the account is in more than one name, see the chart under “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”
Name (as shown on your income tax return) Social Security Number (if awaiting TIN, write “Applied For”) OR Employer Identification Number (if awaiting TIN, write “Applied For”)

Please check the appropriate box:
☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ►_ _ _ _ _
☐ Other. Enter your business name as shown on required federal tax documents on the “Name” line above.

Part 2 — For U.S. Shareholders exempt from backup withholding, please write “exempt” here (see Instruction 8).

Part 3 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me); and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien) for U.S. federal income tax purposes.

Certification Instructions. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
	Signature of U.S. person	Date , 2010.

Note: Failure to furnish your correct TIN may result in a $50 penalty imposed by the IRS and in backup withholding of 28% of the gross amount of consideration paid to you pursuant to the Arrangement. For additional details, please review the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” that follow the instructions accompanying this Letter of Transmittal.

You must complete the following certificate if you wrote “Applied For” in Part 1 of Substitute Form W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of the gross proceeds of such payment made to me will be withheld.

Signature   Date  , 2010

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For This Type of Account:		Give The Taxpayer Identification of:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined fund, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or disregarded entity	The owner(3)

6.	A valid trust, estate, or pension trust	The legal entity(4)

7.	Corporate or LLC electing corporate status on IRS Form 8832	The corporation

8.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

9.	Partnership or multi-member LLC	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	For a sole proprietorship on disregarded entity owned by an individual, you must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A TAXPAYER IDENTIFICATION NUMBER

If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, Form SS-4, Application for Employer Identification Number, or Form W-7, Application for Individual Taxpayer Identification Number by calling 1-800-TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding include:

(i)	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

(ii)	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

(iii)	An international organization or any agency or instrumentality thereof.

(iv)	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

(i)	A corporation.

(ii)	A financial institution.

(iii)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(iv)	A real estate investment trust.

(v)	A common trust fund operated by a bank under Section 584(a).

(vi)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(vii)	A middleman known in the investment community as a nominee or custodian.

(viii)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(ix)	A foreign central bank of issue.

(x)	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

(i)	Payments to non-resident aliens subject to withholding under Section 1441.

(ii)	Payments to partnerships not engaged in a trade or business in the United States and that have at least one non-resident alien partner.

(iii)	Payments of patronage dividends not paid in money.

(iv)	Payments made by certain foreign organizations.

(v)	Section 404(k) payments made by an ESOP

Certain payments, other than payments of dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file a Substitute Form W-9 included in this Letter of Transmittal to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE — Section 6109 of the Internal Revenue Code requires you to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the U.S. Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. This information may also be disclosed to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

Failure to Furnish TIN.  If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding.  If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

For additional information, consult your tax consultant or the IRS.